SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

INFANTLY AVAILABLE, INC.

(Exact name of Company as specified in its charter)

Nevada	333-178788	33-1222494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5694 Mission Center Road, Suite 602-660, San Diego, CA, 92108-4312
(Address of principal executive offices)
Phone: (619) 537-9998
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFANTLY AVAILABLE, INC.

Form 8-K

Current Report

Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

License Agreement

On May 15, 2014, Infantly Available, Inc., a Nevada corporation (the “Company”) entered into a two (2) year License Agreement (the “License Agreement”) with IPIN Debit Network, Inc., a New Brunswick, Canada corporation (“IPIN”) for the former’s use and distribution of IPIN’s technology, systems and products in the nature of electronic payments processing and its United States Letters Patents. After the two (2) year period, the License Agreement shall be automatically renewable for successive one (1) year periods for an additional ten (10) years provided that IPIN has received a minimum of Five Million ($5,000,000) dollars in Royalty payments for each of the three (3) through twelve (12) successive years from the signing of the License Agreement.

Under the terms of the License Agreement, IPIN grants to the Company and its sub-licensees, for the term of the License Agreement an exclusive, assignable, right and license to make, use, and sell the Intellectual Property in order to develop, implement, process, prepare and sell the Licensed Products using the Intellectual Property in the countries identified in Schedule A (“the United States of America and its territories, The United Mexican States, Japan, and the Republic of South Korea”) that is attached to the License Agreement (“Schedule A”).   IPIN further grants to the Company and its sub-licensees, for the term of the License Agreement a non-exclusive, assignable, right and license to make, use, and sell the Intellectual Property in order to develop, implement, process, prepare and sell the Licensed Products using the Intellectual Property in all other countries which are not identified in Schedule A.

As per the License Agreement, the Company will provide IPIN with the opportunity to bid to provide front-end processing services to the Company, with the terms of providing such merchant processing services being subject to a separate agreement and are not included within the License Agreement.

Payments

Pursuant to the License Agreement, the Company will be required to pay IPIN Two Hundred Fifty Thousand ($250,000) Dollars in the following amounts as per the terms of the License Agreement:

a)

in consideration for the licenses granted hereunder, the Company agrees to pay to IPIN Two Hundred Fifty Thousand United States Dollars ($250,000) (hereinafter the “License Fee”).

b)

the License Fee owed IPIN shall be payable according to the following schedule when IPIN achieves certain benchmarks:

i.

Ten Thousand United States Dollars ($10,000) upon execution of this License Agreement;

ii.

Twenty Thousand United States Dollars ($20,000) when IPIN successfully demonstrates the integration, publishing design, and on-boarding screens of its technology with the Android application package file (apk);

iii.

Twenty Thousand United States Dollars ($20,000) when IPIN successfully integrates the Android app with the IPIN device as demonstrated by transferring the transaction details to the app after a card swipe occurs;

iv.

Sixty Thousand United States Dollars ($60,000) when IPIN successfully demonstrates a card transaction including posting the status to the merchant call back uniform resource locator (url);

v.

Sixty Thousand United States Dollars ($60,000) when IPIN successfully demonstrates a front end data base set up that enables an IPIN device user to affect an IPIN device transaction;

vi.

Sixty Thousand United States Dollars ($60,000) when IPIN successfully demonstrates the completed, back-end development of the IPIN device Android app including any and changes needed to support it; and

vii.

Twenty Thousand United States Dollars ($20,000) when IPIN successfully demonstrates the completed testing and deployment for in house participants applying the IPIN device Android app to the IPIN device for Apple IOS app, including testing and deployment.

c)

all payments due IPIN shall be made in United States currency by check or wire transfer drawn on a United States bank, unless otherwise specified by IPIN;

d)

the License Fee may be offset by the amount of any financial obligations with IPIN has incurred to the Company or any of its affiliates. Such financial obligations are estimated to be Fifty Seven Thousand United States Dollars ($57,000) as of the date hereof;

e)

the Company agrees to pay to IPIN the royalty recited in Schedule A (hereinafter the “Royalty”) based on the Company’s net sales of licensed products, as follows:

i.

Royalty Rate is Five Percent (5%) of Net Sales;

ii.

The Royalty owed to IPIN shall be calculated on a monthly basis (the “Royalty Period”), and shall be payable no later than forty-five (45) days after the termination of the preceding monthly period;

iii.

For each Royalty Period, the Company shall provide IPIN with a written royalty statement;

iv.

‘Net Sales’ shall mean the Company’s actual cash collections from sales of Licensed Products; and,

v.

All payments due to IPIN shall be made in United States currency.

f)

the Company agrees to issue to IPIN one million (1,000,000) shares of the Company’s restricted common stock, which shall be restricted from trading according to security law rules and regulations.

g)

IPIN agrees to issue to the Company one million (1,000,000) shares of IPIN’s restricted common stock, which shall be restricted from trading according to security law rules and regulations.

h)

no delay or failure of IPIN to meet any of the benchmarks enumerated in the above section b) shall reduce or limit any of the rights conveyed to the Company under section 1 of the License Agreement.

The foregoing summary description of the terms of the License Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the License Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 – UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption from Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended, and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. The holders represented their intention to acquire the securities for investment only and not with a view towards distribution. The investors were given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising. We directed our transfer agent to issue the stock certificates with the appropriate restrictive legend affixed to the restricted stock

Item 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	License Agreement by and between the Company and IPIN Debit Network Inc., dated May 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFANTLY AVAILABLE, INC. Date: May 21, 2014 By: /s/ J. Christopher Mizer J. Christopher Mizer President & CEO